XING State Use (2005) No. 2B2905-051

Holder of Land Use Right	Xingguo General Red Navel Orange Preservation Company Limited
LOCATION	Mengshan Village in Gaoxing Township
LOT NUMBER		CHART NUMBER
LAND TYPE (PURPOSE OF USE)	Industrial land	PURCHASE PRICE
TYPE OF USE RIGHT	Assignment	TERMINATION DATE		November 1, 2055
AREA OF LAND UNDER USE RIGHT	39,171 M²	INCLUDING	NET USE AREA	39,171 M²
			ASSESSED AREA	M²

Pursuant to laws and statutes such as the Constitution of the People’s Republic of China, Land Administration Law of the People’s Republic of China and Urban Property Administration Law of the People’s Republic of China, in order to protect the legal rights and interests of the holder of land use right, the holder’s request for registration regarding the land use right specified hereof has been reviewed, verified, and therefore approved to register and presented this certificate.

Xingguo County People’s Government (Official Seal)

November 15, 2005

Xingguo General Red Navel Orange Freshness Preservation Limited (Company Seal)

Same as the original document (handwritten text)